Semiannual Report

Growth & Income Fund

June 30, 2001

T. Rowe Price

Report Highlights

Growth & Income Fund

     o    Stocks fell as the economy weakened and corporate profits declined.

     o The fund posted a modest loss for the six months but was in positive territory for the year, outperforming the S&P 500 Index for both periods.

     o Media stocks boosted returns, but telecom and health care stocks were weak.

     o The market's downturn allowed us to add to holdings in sectors with solid long-term potential.

     o Although the economy remains weak, interest rate cuts and fiscal stimulus should spur the start of a recovery over the next few quarters.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Stock prices continued to fall during the first six months of 2001, reflecting an ongoing decline in the level of both current and expected corporate profits. While the difficulties in the telecommunications and technology sectors that began in the second half of 2000 intensified, earnings disappointments were more widespread due to the slowing economy. Value stocks, especially among small- and mid-caps, performed better than growth stocks.

     We are introducing a new benchmark in this report-the Lipper Growth & Income Funds Average. We will continue to show our assigned Lipper category style benchmark, the Lipper Multi-Cap Value Funds Average, but we believe that the Growth & Income Funds Average more appropriately reflects our investment objective.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                       6 Months           12 Months
--------------------------------------------------------------------------------
  Growth & Income Fund                          -1.74%                3.53%

  S&P 500 Stock Index                            -6.70              -14.83

  Lipper Multi-Cap Value
  Funds Average                                   1.36               11.37

  Lipper Growth & Income
  Funds Average                                  -3.77               -1.82


     Your fund posted a 1.74% loss for the six-month period ended June 30, 2001. Although we are disappointed with the loss, our result compares favorably to the S&P 500 Index's 6.7% decline and the Lipper Growth & Income Funds Average's -3.77% return. The Lipper Multi-Cap Value Funds Average managed a modest positive return reflecting the stronger performance of small- and mid-cap value stocks. Your fund's 12-month return of 3.53% led the S&P 500 by a considerable margin (and the Lipper Growth & Income Funds Average by a lesser but still meaningful amount) thanks to strong performance from many value and consistent growth holdings as well as a limited exposure to technology stocks. The Lipper Multi-Cap Value Funds Average's superior 12-month return again reflects the outperformance of small- and mid-cap stocks as well as the benchmark's heavy value orientation relative to our more balanced approach.


ENVIRONMENT

     Regardless of whether the U.S. economy officially enters a recession, we are experiencing a significant economic downturn for the first time in a decade. GDP growth decelerated from 5.6% in the second quarter of 2000 to an estimated 0.5% in the quarter just ended. What little growth remained can be attributed to the strength of the consumer. Although unemployment increased during the period (and will likely trend higher), joblessness remains low and personal income growth has been stable. As a result, consumers have continued to spend, keeping sales of automobiles and homes near historically high levels.

     Corporate profits, the single most important driver of long-term stock returns, fared far worse. Corporate managers were unable to adjust cost structures and inventory levels quickly enough to offset the decline in end-market demand. The continued strength of the dollar also hurt profits by making the foreign sales of U.S.-based multinationals less valuable and domestically produced products less competitive. The net result was a pronounced and broad-based reduction in profit margins. Analysts now estimate that operating profits for S&P 500 companies will fall over 15% in 2001. If these estimates prove correct, 2001 will be the first down year for S&P 500 operating profits since 1991.

     In response to the weakening economy, the Federal Reserve lowered targeted short-term interest rates six times for a total of 2.75 percentage points since the beginning of the year. Congress also approved fiscal stimulation in the form of a $1.35 trillion tax cut, including over $40 billion in rebate checks being mailed this year. If these initiatives take hold, there is a solid chance that the second quarter will mark the worst of the deterioration in corporate profitability.


PORTFOLIO AND STRATEGY REVIEW

     The first half of 2001 was particularly challenging for stock investors in that only three of the 11 S&P 500 sectors offered positive returns, and none of these earned more than mid-single-digit percentage gains. Microsoft, up 68% during the performance period, was the fund's top contributor. Shares of Microsoft rebounded ahead of a favorable antitrust ruling handed down by the U.S. Court of Appeals and on the anticipation of several significant product upgrades. Microsoft was also helped by relatively stable fundamentals as the company suffered only modest downward earnings per share (EPS) estimate revisions during the first half.

     Three media companies were among the fund's top 10 performers: Clear Channel Communications, AOL Time Warner, and Viacom. Among these, only AOL Time Warner truly distinguished itself fundamentally thanks to robust results from its America Online service and the Time Warner Cable properties. We added to our AOL holding this winter based on the uniqueness of the company's subscriber-based franchise and the depth of its executive management. While we believe that Clear Channel and Viacom offer attractive long-term cash flow growth potential, both stocks moved up ahead of any signs of improvement in their underlying businesses.

     We took advantage of this weakness [in the pharmaceutical sector] to add to our existing health care holdings and to establish a few new ones.

     Technology (down 15.6%) and health care (down 16.0%) were the two worst-performing S&P 500 sectors. While your fund was (and continues to be) under-represented in technology relative to the overall market, even smaller holdings had a negative impact. The stocks of telecommunications equipment companies, including fund holdings Corning, Cisco Systems, and Nokia, were devastated. Corning was our largest position 12 months ago at over 5% of fund assets, but we significantly reduced our position during the second half of last year because the company appeared aggressively valued under any reasonable set of assumptions and growth was slowing. However, we did not fully anticipate the damage that would ensue over the first half of 2001 as many emerging telecom carriers failed and incumbent providers drastically scaled back capital expenditures. While we believe these three holdings will remain leaders in their respective businesses, we anticipate a long, slow bottoming process for the telecom equipment industry as a whole.

     The stocks of health care companies gave back some of last year's gains during the first half despite a solid fundamental performance. Specifically, pharmaceutical company valuations came under pressure due to concerns over a tougher regulatory environment, competition from generic drugs, and several longer-term political issues. We took advantage of this weakness to add to our existing health care holdings and to establish a few new ones. Four of our 10 largest purchases were in this area: Allergan, Schering-Plough, Johnson & Johnson, and Baxter. Each company has attractive characteristics: long-term growth opportunities supported by demographic trends, high returns on invested capital, and substantial free cash flow. Overall, we increased our industry exposure to 11% as we think the pharmaceutical sector is becoming particularly attractive for long-term investment. The major near-term risk is the potential for a vigorous economic recovery that would make health care's stable growth relatively less appealing.

  Security Diversification

  Consumer Nondurables                                             23
  Financial                                                        22
  Tech.                                                             8
  Energy                                                            8
  Business Svcs. & Transportation                                   7
  Utilities                                                         7
  Reserves and Other                                               13
  Consumer Services                                                12




     We also purchased several telecommunication services stocks, including Vodafone Group, Sprint, WorldCom-WorldCom Group, and AT&T. After their severe battering over the past 18 months, we believe that sentiment toward established telecommunications services companies will improve over the next year. The industry supply structure is improving thanks to the failure of many alternative carriers, consolidation among existing carriers, and lower capital spending. Underlying demand has historically grown much faster than the overall economy, and we expect this to continue. Once supply adjustments run their course, demand growth should lead to stable prices and eventually stronger earnings and cash flow.

     We took money out of the energy sector. A full year of historically high oil and natural gas prices enticed more capital into the sector, adding incremental supply while the slowing economy tempered demand. Although the valuations of many energy companies still appear reasonable, we believe it will be hard for the stocks to perform well in the face of lower commodity prices and lower earnings. BP and Baker Hughes were among our largest sales for the six months. USX-Marathon remains as a top-five position because we believe the pending separation of the company from U.S.Steel could work as a catalyst for the stock and may eventually lead to the company being acquired at a premium.


SUMMARY AND OUTLOOK

     We believe the market may take additional time to digest the record returns of the '90s and don't expect a rapid earnings recovery in the near term. At the end of June, the economies of our major trading partners were weakening, and the strong dollar represents a continuing challenge for S&P 500 companies as overseas sales account for 20% of their business.


  Financial Profile
  ------------------------------------------------------------------------------

                                          Growth &
  As of 6/30/01                             Income Fund            S&P 500
  ------------------------------------------------------------------------------
  Current Yield                                    1.5%                1.3%

  Price/Book Ratio                                4.0X                4.6X

  Price/Earnings Ratio

  (2001 estimated EPS)                           22.1X               24.0X

  Historical Beta
  (based on monthly
  returns for 5 years)                            0.74                1.00

     Despite these headwinds, we do expect the beginning of a cyclical recovery over the next few quarters. The Federal Reserve has aggressively cut interest rates, and with inflation low, we could see additional cuts this year. Furthermore, fiscal stimulus should begin to positively impact the economy. Regardless, we believe the outlook for your fund is favorable for several reasons:

          o Aggressive corrective moves taken by corporate managements have already improved the inventory-to-sales ratios and cost structures in many sectors, which means that the worst of the earnings deterioration could soon be behind us.

          o Many quality companies are down sharply from their highs, providing attractive entry points.

          o The stock market is forward-looking and expectations have been drastically reduced.

          o Many of your fund's holdings generate substantial free cash flow, which can be used to reinvest in their businesses, increase dividends, buy back shares, or make acquisitions.

          o Your fund continues to be conservatively positioned relative to the overall market as indicated by its higher dividend yield (15% greater than the S&P 500) and lower P/E ratio (92% of the S&P
               500). This positioning should provide some relative protection against further market corrections and allow us to become more aggressive if we believe market conditions warrant such a change.

          Over time we will seek to develop and maintain a balance between attractively valued stocks with above-average dividend yields and companies with sustainable growth opportunities. In both cases we will work with our team of talented analysts in pursuit of companies where our research shows profits will be higher, growth will be more durable, or risk will be lower than the market perceives. We appreciate your confidence in T. Rowe Price and your continued support.

          Respectfully submitted,

          Robert W. Sharps
          Chairman of the fund's Investment Advisory Committee

          July 20, 2001

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/01

  Pfizer            3.7%

  American Home Products                                          2.4

  Citigroup                                                       2.2

  GE                                                              2.1

  USX-Marathon                                                    2.1

  Philip Morris                                                   1.8

  Fannie Mae                                                      1.7

  J.P. Morgan Chase                                               1.6

  Exelon                                                          1.5

  Freddie Mac                                                     1.5

  Liberty Media/Sprint PCS                                        1.5

  Pharmacia                                                       1.5

  Clear Channel Communications                                    1.5

  Pall                                                            1.5

  XL Capital                                                      1.5

  Hartford Financial Services                                     1.5

  Union Pacific Capital Trust                                     1.4

  Quaker Oats                                                     1.4

  Target                                                          1.4

  FleetBoston Financial                                           1.3

  First Data                                                      1.3

  Viacom                                                          1.2

  Texaco                                                          1.2

  Flextronics                                                     1.2

  American General                                                1.2

  Total                                                          41.2%


  Note: Table excludes reserves.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

        MAJOR PORTFOLIO CHANGES

        Listed in descending order of size

        6 Months Ended 6/30/01

        Ten Largest Purchases

        Vodafone*

        Xilinx

        COMPAQ Computer*

        Allergan*

        Flextronics

        Schering-Plough*

        Safeway*

        Johnson & Johnson*

        Baxter

        Morgan Stanley Dean Witter

        Ten Largest Sales

        Dell Computer**

        Cox Communications**

        Baker Hughes

        LSI Logic**

        BP

        J.P. Morgan Chase

        Newmont Mining**

        Network Associates

        CVS**

        Applied Materials

        *        Position added
        **       Position eliminated


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                     S&P            Lipper              GIF          GIF area

6/30/91           10,000            10,000           10,000            10,000
6/30/92           11,341            11,370           11,381            11,381
6/30/93           12,887            13,433           13,704            13,704
6/30/94           13,068            14,012           13,902            13,902
6/30/95           16,475            16,856           16,512            16,512
6/30/96           20,759            20,424           20,583            20,583
6/30/97           27,962            26,143           26,572            26,572
6/30/98           36,396            32,058           31,578            31,578
6/30/99           44,679            35,954           35,996            35,996
6/30/00           47,916            35,383           34,306            34,306
6/30/01           40,810            38,695           35,519            35,519



Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/01      1 Year     3 Years     5 Years     10 Years

     Growth & Income Fund        3.53%       4.00%      11.53%       13.51%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    6 Months     Year
                      Ended     Ended
                    6/30/01   12/31/00  12/31/99  12/31/98  12/31/97  12/31/96

NET ASSET VALUE

Beginning of period   24.44     24.44     26.25     26.36     22.63     19.18

Investment activities

  Net investment
  income (loss)        0.13      0.34      0.49      0.55      0.55      0.52

  Net realized
  and unrealized
  gain (loss)         (0.59)     1.83      0.46      2.00      4.71      4.34

  Total from
  investment
  activities          (0.46)     2.17      0.95      2.55      5.26      4.86

Distributions

  Net investment
  income              (0.13)    (0.34)    (0.51)    (0.53)    (0.56)    (0.51)

  Net realized
  gain                (0.52)    (1.83)    (2.25)    (2.13)    (0.97)    (0.90)

  Total
  distributions       (0.65)    (2.17)    (2.76)    (2.66)    (1.53)    (1.41)

NET ASSET VALUE

End of period       $ 23.33   $ 24.44     24.44   $ 26.25    $ 26.36  $ 22.63
                    ----------------------------------------------------------

Ratios/Supplemental Data

Total
return (diamond)      (1.74)%    8.97%     3.78%     9.96%    23.53%    25.64%

Ratio of total expenses

to average
net assets           0.82%!      0.77%     0.77%     0.77%     0.78%     0.82%

Ratio of net
investment
income (loss)
to average
net assets           1.10%!      1.35%     1.78%     2.03%     2.22%     2.53%

Portfolio
turnover rate        65.0%!      80.3%     20.3%     20.5%     15.7%     13.5%

Net assets,
end of period
(in millions)         2,497      2,989     3,440     3,563     3,447     2,489


(diamond)  Total return  reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!          Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

Statement of Net Assets                                 Shares/Par        Value
--------------------------------------------------------------------------------
                                                               In thousands

  Common Stocks  93.2%

  FINANCIAL  21.9%

  Bank and Trust  6.9%

  Bank of America                              484,500          $   29,084

  Bank of New York                             475,000              22,800

  FleetBoston Financial                        836,800              33,012

  J.P. Morgan Chase                            900,000              40,140

  Mellon Financial                             594,600              27,352

  Wells Fargo                                  429,500              19,942

                                                                   172,330

  Insurance  6.8%

  ACE                                          726,700              28,407

  American General                             650,000              30,192

  Hartford Financial Services                  537,000              36,731

  Marsh & McLennan                             236,200              23,856

  Progressive                                  100,000              13,519

  XL Capital (Class A)                         450,000              36,945

                                                                   169,650

  Financial Services  8.2%

  Citigroup                                  1,051,133              55,542

  Fannie Mae                                   484,500              41,255

  Freddie Mac                                  547,600              38,332

  Household International                      242,200              16,155

  Morgan Stanley Dean Witter                   470,000              30,188

  Providian Financial                          400,000              23,680

                                                                   205,152

  Total Financial                                                  547,132


  UTILITIES  6.5%

  Telephones  5.0%

  AT&T                                         635,000              13,970

  SBC Communications                           525,000              21,031

  Sprint                                     1,266,600              27,055

  Verizon Communications                       372,900              19,950

  Vodafone                                     900,000              20,115

  WorldCom-WorldCom Group *                  1,500,000              21,300

                                                                   123,421

  Electric Utilities  1.5%

  Exelon                              600,000          $            38,472

                                                                    38,472

  Total Utilities                                                  161,893


  CONSUMER NONDURABLES  22.5%

  Beverages  0.7%

  PepsiCo                                      396,400              17,521

                                                                    17,521

  Food Processing  2.6%

  General Mills                                380,000              16,636

  Kraft Foods *                                420,500              13,036

  Quaker Oats                                  383,200              34,967

                                                                    64,639

  Hospital Supplies/Hospital Management  3.4%

  Baxter                                       575,000              28,175

  HCA-Healthcare                               450,000              20,335

  Pall                                       1,575,000              37,060

                                                                    85,570

  Pharmaceuticals   11.0%

  Allergan                                     273,100              23,350

  American Home Products                     1,025,000              59,901

  Bristol-Myers Squibb                         175,000               9,152

  Eli Lilly                                    132,100               9,775

  Johnson & Johnson                            512,394              25,620

  Pfizer                                     2,290,300              91,727

  Pharmacia                                    819,200              37,642

  Schering-Plough                              500,000              18,120

                                                                   275,287

  Miscellaneous Consumer Products  2.3%

  Colgate-Palmolive                            202,600              11,951

  Philip Morris                                895,600              45,452

                                                                    57,403

  Healthcare Services  2.5%

  CIGNA                                        300,000              28,746

  UnitedHealth                                 300,000              18,525

  Wellpoint Health Networks *                  150,000              14,136

                                                                    61,407

  Total Consumer Nondurables                                       561,827


  CONSUMER SERVICES  9.5%

  General Merchandisers  1.4%

  Target                                     1,000,000          $   34,600

                                                                    34,600

  Specialty Merchandisers  2.5%

  Home Depot                                   300,000              13,965

  Kroger *                                     950,000              23,750

  Safeway *                                    290,000              13,920

  Walgreen                                     330,000              11,270

                                                                    62,905

  Media and Communications  5.6%

  AOL Time Warner *                            450,000              23,850

  Clear Channel Communications *               600,000              37,620

  Comcast (Class A Special) *                  673,900              29,247

  McGraw-Hill                                  265,700              17,576

  Viacom (Class B) *                           600,000              31,050

                                                                   139,343

  Total Consumer Services                                          236,848


  CONSUMER CYCLICALS  4.4%

  Building and Real Estate  3.8%

  Archstone Communities
  Trust, REIT                                  625,000              16,113

  Equity Office
  Properties, REIT                             440,400              13,930

  Federal Realty
  Investment Trust, REIT                       699,200              14,501

  Reckson Associates
  Realty, REIT                                 855,000              19,665

  Spieker Properties,
  REIT                                         233,800              14,016

  Starwood Hotels
  & Resorts Worldwide, REIT                    484,500              18,062

                                                                   96,287

  Miscellaneous Consumer Durables  0.6%

  Masco                                        563,800              14,073

                                                                    14,073

  Total Consumer Cyclicals                                         110,360


  TECHNOLOGY  7.2%

  Electronic Systems  2.2%

  Applied Materials *                          275,000          $   13,502

  Flextronics *                              1,175,000              30,679

  Waters Corporation *                         347,900               9,606

                                                                    53,787

  Aerospace and Defense  0.9%

  Honeywell                                    620,000              21,694

                                                                    21,694

  Information Processing  0.8%

  COMPAQ Computer                            1,300,000              20,137

                                                                    20,137

  Telecommunications  1.3%

  Cisco Systems *                              450,000               8,190

  Corning                                      713,500              11,923

  Nokia ADR                                    620,000              13,665

                                                                    33,778

  Electronic Components  2.0%

  Analog Devices *                             594,600              25,716

  EMC *                                         75,000               2,179

  Xilinx *                                     525,000              21,651

                                                                    49,546

  Total Technology                                                 178,942


  CAPITAL EQUIPMENT  2.1%

  Electrical Equipment  2.1%

  GE                                         1,076,000              52,455

  Total Capital Equipment                                           52,455


  BUSINESS SERVICES

  AND TRANSPORTATION  4.4%

  Computer Service and Software  2.1%

  First Data                                   506,500              32,542

  Microsoft *                                  264,300              19,294

                                                                    51,836

  Miscellaneous Business Services  1.2%

  Omnicom                                      135,000          $   11,610

  Waste Management                             585,000              18,030

                                                                    29,640

  Airlines  0.5%

  Delta                                        264,300              11,650

                                                                    11,650

  Railroads                                                            0.6%

  Union Pacific                                302,400              16,605

                                                                    16,605

  Total Business Services and Transportation                        109,731


  ENERGY  7.9%

  Energy Services  1.6%

  Baker Hughes                                 700,000              23,450

  Diamond Offshore Drilling                    528,500              17,467

                                                                    40,917

  Gas & Gas Transmission                                               0.3%

  El Paso                                      125,000               6,567

                                                                     6,567

  Integrated Petroleum - Domestic  3.0%

  Amerada Hess                                 286,300              23,133

  USX-Marathon                               1,750,000              51,643

                                                                    74,776

  Integrated Petroleum - International  2.4%

  BP                                           600,000              29,910

  Texaco                                       462,500              30,802

                                                                    60,712

  Exploration and Production  0.6%

  Unocal                                       396,400              13,537

                                                                    13,537

  Total Energy                                                     196,509


  PROCESS INDUSTRIES  2.0%

  Diversified Chemicals   1.1%

  Dow Chemical                                 880,900              29,290

                                                                    29,290

  Paper and Paper Products  0.9%

  International Paper                          405,200          $   14,466

  Kimberly-Clark                               136,500               7,630

                                                                    22,096

  Total Process Industries                                          51,386


  BASIC MATERIALS  1.5%

  Metals  1.5%

  Alcoa                                        594,600              23,427

  Phelps Dodge                                 317,100              13,160

  Total Basic Materials                                             36,587


  Total Miscellaneous
  Common Stocks 3.3%                                                83,409

  Total Common Stocks
  (Cost $1,737,877)                                              2,327,079


  Convertible
  Preferred Stocks  1.3%

  Crown Castle
  International, 6.25% *                       420,000              13,888

  Union Pacific
  Capital Trust, 6.25%                         400,000              19,136

  Total Convertible
  Preferred Stocks
  (Cost                                     $   34,994)             33,024


  Convertible Bonds   2.3%

  Liberty Media/Sprint PCS,
  Sr. Notes, 4.00%, 11/15/29                51,019,000              38,073

  Network Associates,
  Zero Coupon, 2/13/18                      45,000,000              18,530


  Total Miscellaneous
  Convertible Bonds 0.3%                                             7,757

  Total Convertible
  Bonds (Cost $   77,388)                                            64,360


  Options Written  0.0%

  Eli Lilly, Contracts,
  Put, 7/21/01 @ $75.00                         (1,000)               (210)

  Total Options Written
  (Cost                                        $(627))                (210)

  Short-Term Investments   3.4%

  Money Market Funds  3.4%


  T. Rowe Price Reserve
  Investment Fund, 4.34% #                  85,735,585              85,735

  Total Short-Term
  Investments
  (Cost                                     $   85,735)             85,735

  Total Investments
  in Securities
  100.5% of Net Assets
  (Cost $1,935,367)                 $                       2,509,988


  Other Assets Less Liabilities                               (12,495)

  NET ASSETS                        $                       2,497,493

  Net Assets Consist of:

  Accumulated net investment
  income - net of distributions     $                             629

  Accumulated net realized
  gain/loss - net of distributions                            154,731

  Net unrealized gain (loss)                                  574,621

  Paid-in-capital applicable to
  107,058,742 shares of $0.01 par

  value capital stock outstanding;
  500,000,000 shares authorized                             1,767,512

  NET ASSETS                        $                       2,497,493

  NET ASSET VALUE PER SHARE         $                           23.33



    #      Seven-day yield
    *      Non-income producing
  ADR      American Depository Receipt
  REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/01

  Investment Income (Loss)
  Income

  Dividend                                                 $   18,360
  Interest                                                      8,390

  Total income                                                 26,750

  Expenses

     Investment management                                        7,921

     Shareholder servicing                                        3,341

     Custody and accounting                                          99

     Prospectus and shareholder report                               61

     Registration                                                    26

     Legal and audit                                                 11

     Directors                                                        8

     Total expenses                                              11,467

     Expenses paid indirectly                                        (3)

     Net expenses                                                11,464

  Net investment
  income (loss)                                                  15,286


  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                                 155,845

     Written options                                                720

     Net realized gain (loss)                                   156,565

  Change in net unrealized
  gain or loss

     Securities                                                (215,732)

     Written options                                                742

     Change in net unrealized gain or                          (214,990)

  Net realized and
  unrealized gain (loss)                                        (58,425)


  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                      $ (43,139)
                                                              ---------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
In thousands


                                              6 Months                Year
                                                 Ended               Ended
                                               6/30/01            12/31/00

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)           $   15,286          $   42,716

     Net realized gain (loss)                  156,565             389,573

     Change in net unrealized gain or loss    (214,990)           (173,653)

     Increase (decrease) i
     n net assets from
     operations                                (43,139)            258,636

     Distributions to shareholders

     Net investment income                     (14,798)            (42,639)

     Net realized gain                         (62,952)           (226,215)

     Decrease in net assets
     from distributions                        (77,750)           (268,854)

  Capital share transactions *

     Shares sold                               140,136             312,671

     Distributions reinvested                   75,750             262,369

     Shares redeemed                          (586,732)         (1,015,129)

     Increase (decrease) in
     net assets from capital
     share transactions                       (370,846)           (440,089)

  Net Assets

  Increase (decrease)
  during period                               (491,735)           (450,307)

  Beginning of period                        2,989,228           3,439,535

  End of period                              2,497,493           2,989,228

  *Share information

     Shares sold                                 5,865              12,684

     Distributions reinvested                    3,414              10,737

     Shares redeemed                           (24,543)            (41,829)

     Increase (decrease)
     in shares outstanding                     (15,264)            (18,408)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts

     Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options

     Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2001, were as follows:
    ----------------------------------------------------------------------------

                                             Number of
                                             Contracts            Premiums

     Outstanding at
     beginning of period                         4,000         $   653,000

     Written                                     4,000           1,126,000

     Exercised                                    --                  --

     Expired                                    (1,000)            (54,000)

     Closed                                     (6,000)         (1,098,000)

     Outstanding at
     end of period                               1,000         $    627,000
                                                 -------------------------------

     Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $862,650,000 and $1,117,931,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,935,367,000. Net unrealized gain aggregated $574,621,000 at period-end, of which $689,953,000 related to appreciated investments and $115,332,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,198,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,419,000 for the six months ended June 30, 2001, of which $443,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 13.0% of the outstanding shares of the Growth & Income Fund at June 30, 2001. For the six months then ended, the fund was allocated $487,000 of Spectrum expenses, $60,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $3,818,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone Shareholder service representatives are available from 7 a.m. to midnight ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts. In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

     AUTOMATED 24-HOUR SERVICES

          Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

     ACCOUNT SERVICES

          Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield, U.S. Bond Index, and Emerging Markets Bond Funds).

          Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

     BROKERAGE SERVICES*

          Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.** To Open an Account Call a shareholder service representative for more information.

     INVESTMENT INFORMATION

          Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          Performance   Update  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for the T. Rowe Price fund family.

          Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          Detailed  Investment  Guides  Our  Asset Mix  Worksheet,  Diversifying
          Overseas: A Guide to International Investing, Retirement Readiness Guide, and Retirement Planning Kit can help you determine and reach your investment goals.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

         ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile. T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides
          Minimum Required Distributions Guide
          Retirement Planning Kit Retirement Readiness Guide
          Tax Considerations for Investors

          Insights

          Reports The Challenge of Preparing For Retirement Financial Planning After Retirement The Roth IRA: A Review

          *These are  services  of T. Rowe  Price  Advisory  Services,  Inc.,
           a federally   registered   investment   adviser.   There  are  fees
           associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

     The Fundamentals of Investing

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

          Insights Reports

          General Information

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          Investment Strategies

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          Types of Securities

          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Industry-Focused Stock Funds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          Brokerage Insights

          Combining INdividual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

T. Rowe Price Brokerage
--------------------------------------------------------------------------------

     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

          Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

          Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

          Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.


         * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

         ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.



For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
 on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.      F54-051  6/30/01